EXHIBIT D

COMMON STOCK	COMMON STOCK

CUSIP 79550V 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS

[GRAPHIC APPEARS HERE]

IMF

SALOMON BROTHERS VARIABLE RATE STRATEGIC FUND INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $0.001 PER SHARE OF THE COMMON STOCK OF SALOMON BROTHERS INFLATION MANAGEMENT FUND INC.

CERTIFICATE OF STOCK

(hereinafter and on the reverse hereof called the “Corporation”) transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this in certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed in facsimile in its name by its proper officers.

Dated

COUNTERSIGNED AND REGISTERED:

PFPC INC.		TRANSFER AGENT AND REGISTRAR

BY	/s/ Robert I. Frenkel	/s/ R. Jay Gerken
AUTHORIZED OFFICER	SECRETARY	CHAIRMAN

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, OF THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF A PREFERRED OR SPECIAL CLASS IN SERIES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF A PREFERRED OR SPECIAL CLASS OF STOCK. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO ITS TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT	-	as tenants by the	(Cust) (Minor)
		entireties	under Uniform Gifts to Minors
JT TEN	-	as joint tenants with	Act
		right of survivorship	(State)
and not as tenants in
common

Additional abbreviations may also be used though not in the above list.

For value received,                             hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________

________________________________________________________

______________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________________

______________________________________________________________________________________

_________________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

                _________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND

                WITH THE NAME AS WRITTEN UPON THE FACE OF THE

                CERTIFICATE IN EVERY PARTICULAR, WITHOUT

                ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.